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UBS Select Tax-Free Institutional Fund
Supplement to the Prospectus
Dated August 28, 2007

February 29, 2008

Dear Investor:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is extending the voluntary fee waiver that was scheduled to expire on February 29, 2008.

The last note to the "Expenses and fee tables" on page 15 of the prospectus is replaced with the following:

**** UBS Global AM has voluntarily agreed to waive its entire fee for advisory and administration services provided to Tax-Free Master Fund (approximately 0.10%) through May 31, 2008. The fund will continue to bear an administrative fee at the feeder fund level. As a result, the total annual fund operating expenses will be 0.08% through May 31, 2008.

ZS331

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG

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UBS Select Tax-Free Preferred Fund
Supplement to the Prospectus
Dated August 28, 2007

February 29, 2008

Dear Investor:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is extending the voluntary fee waiver that was scheduled to expire on February 29, 2008.

The last note to the "Expenses and fee tables" on page 15 of the prospectus is replaced with the following:

†† UBS Global AM has voluntarily agreed to waive its entire fee for advisory and administration services provided to Tax-Free Master Fund (approximately 0.10%) through May 31, 2008. The fund will continue to bear an administrative fee at the feeder fund level. As a result, the total annual fund operating expenses will be 0.04% through May 31, 2008.

ZS330

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG